UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Variable Trust

6|30|12

Semiannual report

Putnam VT Money Market Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/12)

Investment objective

As high a rate of current income as management believes is consistent with preservation of capital and maintenance of liquidity

Net asset value June 30, 2012

Class IA: $1.00	Class IB: $1.00

Total return at net asset value

			Lipper VP
			(Underlying Funds) —
(as of 6/30/12)	Class IA shares*	Class IB shares†	Money Market Funds

6 months	0.00%	0.00%	–0.01%

1 year	0.01	0.01	–0.03

5 years	5.82	5.27	4.80
Annualized	1.14	1.03	0.94

10 years	19.41	17.32	17.85
Annualized	1.79	1.61	1.65

Life	148.66	143.36	148.13
Annualized	3.80	3.71	3.80

Current yield (as of 6/30/12)

7-day yield
(without subsidy)	–0.22%	–0.46%

7-day yield
(with subsidy)	0.01%	0.01%

For a portion of the periods, the fund had expense limitations or waivers, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Money Market Fund 1

Report from your fund’s managers

How did the fund perform for the six months ended June 30, 2012?

The reporting period was a challenging time for investors focused on the short end of the yield curve. The Federal Reserve [Fed] remained firm in its resolve to hold its benchmark federal funds rate steady in the 0%-to-0.25% range to promote growth and maintain liquidity in the financial system. The near-zero rates have hovered at this level for more than three and a half years, resulting in historically low returns and yields on money market securities. With its conservative, high-quality focus, the fund delivered performance that was in line with this interest-rate environment.

What were the biggest concerns weighing on the money markets during the reporting period?

Low interest rates, the eurozone sovereign debt crisis, and further reforms to money market funds preoccupied money-market investors during the period. The Fed seems committed to maintaining interest rates at their present levels well into 2014 given the somber outlook for U.S. growth. Persistently low rates offer little opportunity for income, but money markets have proven resilient over the past several years with over $2.4 trillion in assets, and we believe they will continue to be a stable and liquid investment alternative.

Concerns over economic issues in Europe also weighed on investors. To defuse the crisis, the European Central Bank [ECB] expanded the Long-Term Refinancing Operation [LTRO] in February, which injected liquidity into the European banking system and, in turn, helped to boost investor confidence. However, during the spring, Spain’s fragile banking system and the pending elections in Greece, which were essentially a referendum on the austerity measures agreed to as part of Greece’s bailout, renewed concerns. By the close of the period, Spain had accepted a rescue package and Greece’s pro-bailout parties secured a narrow election victory — providing a degree of relief but underscoring the need for a more comprehensive plan for the eurozone.

There was increased discussion about the Securities and Exchange Commission [SEC] proposing additional regulations to reduce the susceptibility of money market funds to liquidity runs. These new proposals include requirements for capital buffers, redemption restrictions, and possibly variable-rate net asset values. Although there has been much debate over what form these potential new regulations may take, the SEC has yet to announce any formal action, but is expected to do so over the next several months.

With interest rates pinned down at such low levels for the period, where did you find your best investment opportunities?

Over the course of the period, we found opportunities further out on the money market yield curve, allowing us to extend maturities in the portfolio to take advantage of attractive rates for longer periods of time. The ECB’s massive LTRO has added much needed liquidity to the eurozone banking system and eased market fears. Given the improving credit picture for certain issuers, we felt more comfortable selectively adding to the fund’s credit exposure by investing in securities issued in Canada, Australia, and what we believe to be the more economically viable Nordic countries in northern Europe. As always, we remained diligent in our fundamental credit research process to avoid exposure to securities that might pose a risk to the fund.

Also, in late February and early March, the U.S. Treasury issued new supply, and rates backed up across the Treasury yield curve. At this time, we opportunistically added to the fund’s position in Treasury bills and notes. We have maintained significant allocations — although lower than in the beginning of the period — to high-quality money market securities, such as repurchase agreements that are collateralized by government securities.

Which fund holdings exemplified your strategy during the period?

During the period, the fund was exposed to large, creditworthy banks, such as JPMorgan Chase, Royal Bank of Canada, and HSBC Holding. Looking at underlying bank fundamentals, we believe we see a relatively improving picture. Asset-quality measures are showing improving trends. Profits are being retained and are helping to build capital. These positive developments are somewhat offset by the banks’ underlying revenue weakness with soft loan demand, pressured interest margins, lower capital markets volume, and ongoing regulatory pressure on fee business. The European sovereign debt stress remains an influence on our overall bank positioning, and we have limited these exposures.

Looking ahead, what are the implications of the Fed’s accommodative monetary policy for money market investors?

As has been the case for more than two years, macroeconomic concerns are driving the markets and could reassert themselves at any time. These risk variables have put the Fed in an accommodative stance, which means challenging conditions for money market funds will most likely continue until short-term interest rates begin to rise. When the economic environment starts to solidly improve, we believe interest-rate normalization in the United States will likely occur. Meanwhile, we will continue to focus on safety and liquidity, while looking for competitive yields further out on the money market maturity spectrum when investment opportunities arise.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. The effects of inflation may erode the value of your investment over time. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund. Current and future portfolio holdings are subject to risk.

2 Putnam VT Money Market Fund

Your fund’s managers

Portfolio Manager Joanne M. Driscoll is a CFA charterholder. She joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper is a Portfolio Analyst at Putnam. He has been in the investment industry since he joined Putnam in 1990.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Money Market Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2012, to June 30, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/12		for the 6 months ended 6/30/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$1.19	$1.19	$1.21	$1.21

Ending value
(after expenses)	$1,000.00	$1,000.00	$1,023.67	$1,023.67

Annualized
expense ratio†	0.24%	0.24%	0.24%	0.24%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†Reflects a voluntary waiver of certain fund expenses.

4 Putnam VT Money Market Fund

The fund’s portfolio 6/30/12 (Unaudited)

REPURCHASE AGREEMENTS (28.0%)*	Principal amount	Value

Interest in $308,000,000 joint tri-party repurchase
agreement dated 6/29/12 with Citigroup
Global Markets, Inc. due 7/2/12 — maturity
value of $12,250,204 for an effective yield of
0.20% (collateralized by various mortgage backed
securities with coupon rates ranging from 2.474%
to 5.5% and due dates ranging from 11/1/20
to 4/1/42, valued at $314,160,000)	$12,250,000	$12,250,000

Interest in $250,000,000 joint tri-party repurchase
agreement dated 6/29/12 with Goldman
Sach & Co. due 7/2/12 — maturity value of
$12,250,184 for an effective yield of 0.18%
(collateralized by various mortgage backed
securities with coupon rates ranging from
2.159% to 5.485% and due dates ranging from
12/1/20 to 1/1/42, valued at $255,000,000)	12,250,000	12,250,000

Interest in $358,000,000 joint tri-party repurchase
agreement dated 6/29/12 with JPMorgan
Securities, Inc. due 7/2/12 — maturity value of
$12,250,204 for an effective yield of 0.20%
(collateralized by various mortgage backed
securities with coupon rates ranging from 2.5%
o 7.5% and due dates ranging from 1/1/13
to 7/1/42, valued at $365,161,365)	12,250,000	12,250,000

Interest in $83,000,000 joint tri-party repurchase
agreement dated 6/29/12 with JPMorgan
Securities, Inc. due 7/2/12 — maturity value of
$4,700,078 for an effective yield of 0.20%
(collateralized by various corporate bonds and
notes with coupon rates ranging from 2.95%
to 10.375% and due dates ranging from
2/1/14 to 10/1/40, valued at $87,152,659)	4,700,000	4,700,000

Interest in $106,891,000 joint tri-party repurchase
agreement dated 6/29/12 with UBS AG due
7/2/12 — maturity value of $12,255,204 for
an effective yield of 0.20% (collateralized by
various mortgage backed securities with a
coupon rate of 4.0% and due dates ranging
from 9/1/26 to 5/1/42, valued at $109,028,821)	12,255,000	12,255,000

Interest in $303,000,000 joint tri-party term
repurchase agreement dated 6/26/12 with
Citigroup Global Markets, Inc. due 7/3/12,
0.18% (collateralized by various mortgage
backed securities with coupon rates ranging
from 2.918% to 5.5% and due dates ranging
from 1/1/21 to 6/20/42, valued at $309,441,346) TR	4,700,000	4,700,000

Interest in $253,000,000 joint tri-party term
repurchase agreement dated 6/27/12 with
Deutsche Bank Securities, Inc. due 7/3/12 —
maturity value of $4,700,118, 0.15% (collateralized
by various mortgage backed securities with
coupon rates ranging from 2.259% to 5.0% and
due dates ranging from 6/1/35 to 3/1/42,
valued at $258,060,000) TR	4,700,000	4,700,000

Interest in $54,000,000 joint tri-party term
repurchase agreement dated 6/22/12 with
JPMorgan Securities, Inc. due 7/23/12 —
maturity value of $1,800,434, 0.28%
(collateralized by various corporate bonds
and notes with coupon rates ranging from
4.25% to 7.375% and due dates ranging from
7/30/19 to 3/1/22, valued at $56,704,514) TR	1,800,000	1,800,000

Total repurchase agreements (cost $64,905,000)		$64,905,000

ASSET-BACKED
COMMERCIAL		Maturity	Principal
PAPER (15.3%)*	Yield (%)	date	amount	Value

Alpine Securitization Corp.
(Switzerland)	0.220	7/19/12	$1,300,000	$1,299,857

Bryant Park Funding, LLC	0.200	7/9/12	2,300,000	2,299,898

Chariot Funding, LLC
144A (JPMorgan Chase
Bank (LOC))	0.190	8/20/12	2,100,000	2,099,446

Chariot Funding, LLC	0.220	8/16/12	250,000	249,930

Fairway Finance Co., LLC
144A (Canada)	0.220	10/2/12	2,100,000	2,098,807

Gemini Securitization Corp., LLC	0.200	7/2/12	2,000,000	1,999,989

Gotham Funding Corp. (Japan)	0.260	8/31/12	750,000	749,670

Jupiter Securitization Co., LLC
144A (JPMorgan Chase
Bank (LOC))	0.210	9/5/12	1,600,000	1,599,384

Jupiter Securitization Co., LLC	0.180	7/12/12	800,000	799,956

Liberty Street Funding, LLC
(Canada)	0.210	8/21/12	1,500,000	1,499,554

Liberty Street Funding, LLC
(Canada)	0.190	7/26/12	1,100,000	1,099,855

Manhattan Asset Funding Co.,
LLC (Japan)	0.270	8/16/12	2,600,000	2,599,103

Old Line Funding, LLC 144A	0.500	10/29/12	1,260,000	1,258,950

Old Line Funding, LLC	0.230	9/18/12	1,100,000	1,099,445

Straight-A Funding, LLC
144A Ser. 1	0.180	9/10/12	2,775,000	2,774,015

Straight-A Funding, LLC
144A Ser. 1	0.160	8/28/12	1,275,000	1,274,671

Straight-A Funding, LLC	0.180	7/24/12	2,000,000	1,999,770

Straight-A Funding, LLC
144A Ser. 1	0.180	7/16/12	1,000,000	999,925

Thunder Bay Funding, LLC	0.220	9/14/12	1,500,000	1,499,313

Thunder Bay Funding, LLC	0.190	7/16/12	2,300,000	2,299,818

Victory Receivables Corp.
144A (Japan)	0.280	9/14/12	2,780,000	2,778,378

Working Capital
Management Co. (Japan)	0.220	7/10/12	1,200,000	1,199,934

Total asset-backed commercial paper (cost $35,579,668)				$35,579,668

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (12.3%)*	Yield (%)	date	amount	Value

Citigroup Funding, Inc.
FDIC guaranteed notes [k]	2.250	12/10/12	$4,175,000	$4,212,845

Citigroup Funding, Inc.
FDIC guaranteed notes [k]	1.875	10/22/12	2,220,000	2,231,777

Federal Farm Credit Bank
unsec. notes FRN	0.240	1/14/13	3,500,000	3,500,000

Federal Farm Credit Bank
discount notes	0.090	8/20/12	2,700,000	2,699,663

Federal Home Loan Bank
unsec. discount notes	0.150	12/5/12	2,600,000	2,598,299

Federal Home Loan Bank
unsec. discount notes	0.200	10/31/12	1,450,000	1,449,017

Federal Home Loan Bank
unsec. discount notes	0.115	8/3/12	1,000,000	999,895

Federal Home Loan
Mortgage Corp. unsec.
discount notes	0.163	12/17/12	2,200,000	2,198,317

Federal Home Loan
Mortgage Corp. unsec.
discount notes	0.135	10/15/12	1,200,000	1,199,523

Putnam VT Money Market Fund 5

U.S. GOVERNMENT AGENCY		Maturity	Principal
OBLIGATIONS (12.3%)* cont.	Yield (%)	date	amount	Value

Federal Home Loan
Mortgage Corp. unsec.
discount notes	0.125	8/6/12	$1,500,000	$1,499,813

Federal National
Mortgage Association
unsec. discount notes	0.170	12/20/12	450,000	449,635

Federal National
Mortgage Association
unsec. discount notes	0.160	12/12/12	1,150,000	1,149,162

Federal National
Mortgage Association
unsec. discount notes	0.140	11/28/12	2,000,000	1,998,833

Federal National
Mortgage Association
unsec. discount notes	0.140	10/15/12	1,150,000	1,149,526

General Electric Capital
Corp. FDIC guaranteed
sr. notes MTN [k]	2.125	12/21/12	1,225,000	1,236,213

Total U.S. government agency obligations (cost $28,572,518)				$28,572,518

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (10.7%)*	Yield (%)	date	Rating**	amount	Value

Califormia (0.9%)
Board of Trustees
of the Leland Stanford
Junior University
Commercial Paper	0.200	9/14/12	P-1	$2,000,000	$1,999,167

					1,999,167
Connecticut (1.5%)
State of Connecticut
Health & Education
Facilities Authority
Commercial Paper
(Yale University), Ser. S-2	0.150	8/1/12	P-1	2,000,000	2,000,000

Yale University
Commercial Paper	0.170	9/6/12	P-1	1,500,000	1,499,525

					3,499,525
District of Columbia (0.3%)
American University
Commercial Paper, Ser. A	0.170	9/13/12	P-1	750,000	749,738

					749,738
Florida (0.7%)
Highlands County Health
Facilities Authority VRDN
(Adventist Health), Ser. H
(U.S. Bank N.A. (LOC)) M	0.140	11/15/35	VMIG1	1,700,000	1,700,000

					1,700,000
Illinois (0.4%)
Illinois State Educational
Facilities Authority VRDN
(Lake Forest Open Lands)
(Northern Trust Co. (LOC)) M	0.190	8/1/33	VMIG1	1,000,000	1,000,000

					1,000,000
Indiana (0.6%)
Saint Joseph County
Commercial Paper
(University of Notre
Dame Du Lac)	0.180	8/1/12	P-1	1,359,000	1,358,789

					1,358,789
Kentucky (0.9%)
Kentucky State Economic
Development Finance
Authority VRDN (Catholic
Health Initiatives), Ser. C M	0.150	5/1/34	VMIG1	2,100,000	2,100,000

					2,100,000

MUNICIPAL BONDS		Maturity		Principal
AND NOTES (10.7%)* cont.	Yield (%)	date	Rating**	amount	Value

Maryland (1.5%)
Johns Hopkins University
Commercial Paper Ser. A	0.180	9/19/12	P-1	$1,900,000	$1,900,000

Johns Hopkins University
Commercial Paper Ser. A	0.180	8/15/12	P-1	750,000	750,000

Johns Hopkins University
Commercial Paper Ser. C	0.150	7/12/12	P-1	750,000	750,000

					3,400,000
Michigan (1.0%)
Trinity Health Corp.
Commercial Paper	0.248	8/8/12	P-1	2,221,000	2,220,601

					2,220,601
North Carolina (1.4%)
Duke University Commercial
Paper, Ser. B-98	0.322	9/13/12	P-1	2,760,000	2,759,092

Wake County VRDN, Ser. B M	0.150	3/1/24	VMIG1	500,000	500,000

					3,259,092
Texas (0.6%)
Harris County Health Facilities
Development Authority VRDN
(Texas Childrens Hospital),
Ser. B-1 M	0.180	10/1/29	VMIG1	485,000	485,000

University of Texas System
Board of Regents Revenue
Finance System Commercial
Paper, Ser. B	0.160	8/16/12	P-1	1,000,000	1,000,000

					1,485,000
Virginia (0.4%)
Regents of University of
Virginia Commercial Paper,
Ser. 03-A	0.170	8/8/12	P-1	1,000,000	1,000,000

					1,000,000
Wisconsin (0.5%)
Wisconsin State Health &
Educational Facilities
Authority VRDN (Wheaton
Franciscan Services), Ser. B
(U.S. Bank, N.A. (LOC)) M	0.170	8/15/33	VMIG1	1,140,000	1,140,000

					1,140,000

Total municipal bonds and notes (cost $24,911,912)					$24,911,912

COMMERCIAL		Maturity	Principal
PAPER (9.9%)*	Yield (%)	date	amount	Value

Australia & New Zealand
Banking Group, Ltd. (Australia)	0.351	8/8/12	$1,600,000	$1,599,409

Australia & New Zealand
Banking Group, Ltd.
144A (Australia)	0.648	1/10/13	1,500,000	1,500,000

COFCO Capital Corp.
(Rabobank Nederland, NY
Branch (LOC))	0.390	7/17/12	2,300,000	2,299,601

Commonwealth Bank of
Australia 144A (Australia)	0.340	12/20/12	2,000,000	2,000,000

Commonwealth Bank of
Australia 144A (Australia)	0.180	10/18/12	400,000	399,996

DnB Bank ASA (Norway)	0.360	8/30/12	1,550,000	1,549,070

General Electric Capital Corp.	0.230	9/20/12	1,900,000	1,899,017

HSBC Bank USA, NA
(United Kingdom)	0.300	7/26/12	1,300,000	1,299,729

HSBC USA, Inc.	0.340	11/21/12	1,300,000	1,298,244

Nordea North America, Inc.
(Sweden)	0.401	12/26/12	1,000,000	998,033

Royal Bank of Scotland
Holdings (USA), Inc.	0.210	7/5/12	1,200,000	1,199,972

6 Putnam VT Money Market Fund

COMMERCIAL		Maturity	Principal
PAPER (9.9%)* cont.	Yield (%)	date	amount	Value

Standard Chartered
Bank/New York	0.531	8/20/12	$1,200,000	$1,199,117

Standard Chartered
Bank/New York	0.501	7/9/12	1,100,000	1,099,878

State Street Corp.	0.230	7/19/12	900,000	899,897

State Street Corp.	0.240	7/5/12	1,500,000	1,499,960

Toyota Credit
Canada, Inc. (Canada)	0.200	8/17/12	2,300,000	2,299,399

Total commercial paper (cost $23,041,322)				$23,041,322

U.S. TREASURY		Maturity	Principal
OBLIGATIONS (9.4%)*	Yield (%)	date	amount	Value

U.S. Treasury Bills	0.149	10/18/12	$5,800,000	$5,797,435

U.S. Treasury Notes [k]	1.500	7/15/12	4,000,000	4,002,157

U.S. Treasury Notes [k]	1.375	10/15/12	4,000,000	4,014,030

U.S. Treasury Notes [k]	0.625	1/31/13	2,500,000	2,506,228

U.S. Treasury Notes [k]	0.625	7/31/12	2,500,000	2,501,074

U.S. Treasury Notes [k]	0.500	11/30/12	3,000,000	3,004,262

Total U.S. treasury obligations (cost $21,825,186)				$21,825,186

CORPORATE BONDS	Interest	Maturity	Principal
AND NOTES (7.0%)*	rate (%)	date	amount	Value

Commonwealth Bank of
Australia 144A sr. unsec.
notes FRN (Australia)	1.018	3/19/13	$1,200,000	$1,203,993

HSBC Bank PLC 144A sr.
unsec. unsub. notes FRN
(United Kingdom)	0.866	1/18/13	1,000,000	1,001,428

JPMorgan Chase & Co. sr.
unsec. unsub. notes FRN, MTN	1.117	2/26/13	1,000,000	1,004,326

National Australia Bank, Ltd.
144A sr. unsec. notes FRN
(Australia)	0.949	1/8/13	1,000,000	1,002,107

Royal Bank of Canada 144A
sr. unsec. notes FRN (Canada) M	0.722	5/15/14	3,925,000	3,925,073

Svenska Handelsbanken NY
144A unsec. notes FRN
(Sweden)	0.508	1/7/13	3,500,000	3,500,000

Toronto-Dominion Bank sr.
unsec. unsub. notes FRN, MTN
(Canada)	0.916	11/1/13	900,000	905,377

Wells Fargo & Co. sr. unsec.
unsub. notes	5.250	10/23/12	3,600,000	3,654,754

Total corporate bonds and notes (cost $16,197,058)				$16,197,058

CERTIFICATES OF	Interest	Maturity	Principal
DEPOSIT (6.9%)*	rate (%)	date	amount	Value

Bank of Montreal/Chicago, IL
FRN (Canada)	0.464	6/21/13	$1,350,000	$1,350,000

Bank of Nova Scotia/
Houston FRN	0.325	7/26/12	1,000,000	1,000,000

Canadian Imperial Bank of
Commerce/New York, NY
FRN (Canada)	0.666	7/17/12	900,000	900,039

Canadian Imperial Bank of
Commerce/New York, NY
FRN (Canada)	0.431	10/15/12	1,900,000	1,900,000

DnB Bank ASA/New York
FRN (Norway)	0.460	12/7/12	2,000,000	2,000,000

CERTIFICATES OF	Interest	Maturity	Principal
DEPOSIT (6.9%)* cont.	rate (%)	date	amount	Value

National Australia Bank,
Ltd./New York FRN (Australia)	0.569	10/12/12	$1,200,000	$1,200,600

National Australia Bank,
Ltd./New York FRN
(Australia)	0.546	4/24/13	1,200,000	1,200,000

Nordea Bank Finland
PLC/New York FRN	0.868	9/13/12	2,500,000	2,499,504

Standard Chartered
Bank/New York	0.670	9/10/12	1,300,000	1,300,000

Toronto-Dominion Bank/NY
FRN (Canada)	0.486	10/19/12	2,600,000	2,600,264

Total certificates of deposit (cost $15,950,407)				$15,950,407

	Interest	Maturity	Principal
TIME DEPOSITS (0.9%)*	rate (%)	date	amount	Value

U.S. Bank NA/Cayman
Islands	0.200	7/2/12	$2,000,000	$2,000,000

Total time deposits (cost $2,000,000)				$2,000,000

Total investments (cost $232,983,071)				$232,983,071

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
LOC	Letter of Credit
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities, that carry coupons that reset every one or seven days. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $232,149,911.

**The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

k The rates shown are the current interest rates at the close of the reporting period.

M The security’s effective maturity date is less than one year.

TR Maturity value of a term repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Putnam VT Money Market Fund 7

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	79.6%	Norway	1.5%

Canada	8.0	United Kingdom	1.0

Australia	4.3	Switzerland	0.6

Japan	3.1	Total	100.0%

Sweden	1.9

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$35,579,668	$—

Certificates of deposit	—	15,950,407	—

Commercial paper	—	23,041,322	—

Corporate bonds and notes	—	16,197,058	—

Municipal bonds and notes	—	24,911,912	—

Repurchase agreements	—	64,905,000	—

Time deposits	—	2,000,000	—

U.S. government agency obligations	—	28,572,518	—

U.S. treasury obligations	—	21,825,186	—

Totals by level	$—	$232,983,071	$—

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Money Market Fund

Statement of assets and liabilities
6/30/12 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $168,078,071)	$168,078,071

Repurchase agreements (identified cost $64,905,000)	64,905,000

Cash	1,029

Interest and other receivables	158,723

Receivable for shares of the fund sold	460,885

Total assets	233,603,708

Liabilities

Payable for investments purchased	998,033

Payable for shares of the fund repurchased	255,532

Payable for compensation of Manager (Note 2)	18,286

Payable for investor servicing fees (Note 2)	39,096

Payable for custodian fees (Note 2)	6,455

Payable for Trustee compensation and expenses (Note 2)	90,143

Payable for administrative services (Note 2)	461

Other accrued expenses	45,791

Total liabilities	1,453,797

Net assets	$232,149,911

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$232,390,837

Accumulated net realized loss on investments (Note 1)	(240,926)

Total — Representing net assets applicable to capital shares outstanding	$232,149,911

Computation of net asset value Class IA

Net assets	$111,170,197

Number of shares outstanding	111,297,089

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

Computation of net asset value Class IB

Net assets	$120,979,714

Number of shares outstanding	121,115,118

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$1.00

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 9

Statement of operations
Six months ended 6/30/12 (Unaudited)

Investment income

Interest (including interest income of $439 from investments in affiliated issuers) (Note 5)	$295,207

Expenses

Compensation of Manager (Note 2)	353,550

Investor servicing fees (Note 2)	120,368

Custodian fees (Note 2)	8,142

Trustee compensation and expenses (Note 2)	10,093

Administrative services (Note 2)	3,964

Distribution fees — Class IB (Note 2)	159,098

Other	53,632

Fees waived and reimbursed by Manager (Note 2)	(425,531)

Total expenses	283,316

Expense reduction (Note 2)	(11)

Net expenses	283,305

Net investment income	11,902

Net realized gain on investments (Notes 1 and 3)	9,023

Net gain on investments	9,023

Net increase in net assets resulting from operations	$20,925

Statement of changes in net assets

	Six months ended	Year ended
	6/30/12*	12/31/11

Decrease in net assets

Operations:

Net investment income	$11,902	$31,317

Net realized gain on investments	9,023	21,352

Net increase in net assets resulting from operations	20,925	52,669

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(5,598)	(14,557)

Class IB	(6,304)	(16,760)

Decrease from capital share transactions (Note 4)	(25,055,325)	(45,383,872)

Total decrease in net assets	(25,046,302)	(45,362,520)

Net assets:

Beginning of period	257,196,213	302,558,733

End of period	$232,149,911	$257,196,213

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Money Market Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS				RATIOS AND SUPPLEMENTAL
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a,b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[a,c]	Ratio of net investment income (loss) to average net assets (%)

Class IA

6/30/12†	$1.00	—[e]	—[e]	—[e]	—[e]	—[e]	$1.00	—*	$111,170	.12*d	—*d,g

12/31/11	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	123,847	.20[d]	.01[d]

12/31/10	1.00	.0003	(.0004)	(.0001)	(.0004)	(.0004)	1.00	.03	138,561	.26[d]	.03[d]

12/31/09	1.00	.0036	—[e]	.0036	(.0035)	(.0035)	1.00	.35	178,927	.47[d,f]	.39 [d,f]

12/31/08	1.00	.0279	(.0003)	.0276	(.0279)	(.0279)	1.00	2.83	251,780	.47[f]	2.78[f]

12/31/07	1.00	.0492	—[e]	.0492	(.0492)	(.0492)	1.00	5.05	219,558	.46[f]	4.92[f]

Class IB

6/30/12†	$1.00	—[e]	—[e]	—[e]	—[e]	—[e]	$1.00	—*	$120,980	.12*d	.01*d

12/31/11	1.00	.0001	.0001	.0002	(.0001)	(.0001)	1.00	.01	133,349	.20[d]	.01[d]

12/31/10	1.00	.0003	(.0004)	(.0001)	(.0004)	(.0004)	1.00	.03	163,998	.26[d]	.03[d]

12/31/09	1.00	.0022	—[e]	.0022	(.0021)	(.0021)	1.00	.21	191,806	.62[d,f]	.24[d,f]

12/31/08	1.00	.0254	(.0003)	.0251	(.0254)	(.0254)	1.00	2.57	220,510	.72[f]	2.54[f]

12/31/07	1.00	.0467	—[e]	.0467	(.0467)	(.0467)	1.00	4.79	206,134	.71[f]	4.67[f]

* Not annualized.

† Unaudited.

a The charges and expenses at the insurance company separate account level are not reflected.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	6/30/12	12/31/11	12/31/10	12/31/09

Class IA	0.11%	0.26%	0.19%	0.07%

Class IB	0.24	0.51	0.44	0.17

e Amount represents less than $0.0001 per share.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.04%

12/31/08	0.08

12/31/07	0.09

g Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Putnam VT Money Market Fund 11

Notes to financial statements 6/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through June 30, 2012.

Putnam VT Money Market Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high-quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. The fund may also invest in U.S. dollar denominated foreign securities of these types.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2011, the fund had a capital loss carryover of $249,949 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$115,469	$—	$115,469	12/31/16

134,480	—	134,480	12/31/18

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule,

12 Putnam VT Money Market Fund

pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

The aggregate identified cost on a financial reporting and tax basis is the same.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 36.5% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion and
0.205%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management waived $425,531 as a result of this waiver, which includes $159,098 of class IB specific distribution fees from the fund, and the net yield at the close of the reporting period was 0.01%.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $11 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $184, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $7,036,676,749 and $7,058,927,325, respectively.

Putnam VT Money Market Fund 13

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/12		Year ended 12/31/11		Six months ended 6/30/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	15,149,741	$15,149,741	43,848,519	$43,848,519	15,183,078	$15,183,078	45,924,722	$45,924,722

Shares issued in connection with
reinvestment of distributions	5,598	5,598	14,557	14,557	6,304	6,304	16,760	16,760

	15,155,339	15,155,339	43,863,076	43,863,076	15,189,382	15,189,382	45,941,482	45,941,482

Shares repurchased	(27,836,889)	(27,836,889)	(58,586,395)	(58,586,395)	(27,563,157)	(27,563,157)	(76,602,035)	(76,602,035)

Net decrease	(12,681,550)	$(12,681,550)	(14,723,319)	$(14,723,319)	(12,373,775)	$(12,373,775)	(30,660,553)	$(30,660,553)

Note 5 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $439 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $346 and $9,600,346, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

14 Putnam VT Money Market Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to

Putnam VT Money Market Fund 15

all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). In addition, Putnam Management and Putnam Retail Management (“PRM”) voluntarily waived certain fees in order to enhance your fund’s annualized net yield during its fiscal year ending in 2011. This fee waiver was voluntary and may be modified or discontinued at any time without notice. Putnam Management’s support for these expense limitations and waiver, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	1st

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 99, 94 and 92 funds, respectively, in

16 Putnam VT Money Market Fund

your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with PRM, both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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18 Putnam VT Money Market Fund

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20 Putnam VT Money Market Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

Putnam VT Money Market Fund 21

This report has been prepared for the shareholders	H517
of Putnam VT Money Market Fund.	275818 8/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012